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                                                                    EXHIBIT 99.2


                                 PROXYMED, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                DECEMBER 31, 2002

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                                                                                            Pro Forma Adjustments
                                                                                            ----------------------    Pro Form
                                      ProxyMed, Inc.(a)  MedUnite, Inc.(b)     Total          #     Dr. (Cr.)          Combined
                                      -------------      ---------------- -------------     ----------------------  -------------
                    ASSETS
Current assets:
     Cash and cash equivalents        $  25,499,000      $     879,000    $  26,378,000      (1)     (10,000,000)   $  16,378,000
     Accounts receivable, net             6,919,000          3,141,000       10,060,000                                10,060,000
     Notes and other receivables            503,000                 --          503,000                                   503,000
     Inventory                            2,758,000                 --        2,758,000                                 2,758,000
     Other current assets                   375,000            664,000        1,039,000                                 1,039,000
                                      -------------      -------------    -------------                             -------------
        Total current assets             36,054,000          4,684,000       40,738,000                                30,738,000
Property and equipment, net               3,926,000          9,977,000       13,903,000      (2)      (3,285,000)       5,818,000
                                                                                             (5)      (4,800,000)
Goodwill, net                            10,437,000          5,555,000       15,992,000      (1)      23,535,000       33,596,000
                                                                                             (2)       3,285,000
                                                                                             (3)      (4,000,000)
                                                                                             (4)      (5,216,000)
Purchased technology, capitalized
     software and other intangibles,
     net                                  5,620,000          2,583,000        8,203,000      (4)       5,216,000       18,219,000
                                                                                             (5)       4,800,000
Long-term notes receivable                  144,000                 --          144,000                                   144,000
Other assets, including restricted
     cash                                    54,000          1,033,000        1,087,000                                 1,087,000
                                      -------------      -------------    -------------                             -------------
        Total assets                  $  56,235,000      $  23,832,000    $  80,067,000                             $  89,602,000
                                      =============      =============    =============                             =============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Notes payable and current
       portion of long-term debt      $          --      $  25,443,000    $  25,443,000      (1)      22,874,000    $          --
                                                                                             (3)       2,569,000
     Current capital leases payable         127,000            314,000          441,000                                   441,000
     Accounts payable and accrued
       expenses                           4,453,000          9,517,000       13,970,000      (1)      (9,220,000)      22,799,000
                                                                                             (1)         658,000
                                                                                             (1)         800,000
                                                                                             (3)      (1,067,000)
     Deferred compensation payable               --          1,000,000        1,000,000      (1)       1,000,000               --
     Deferred revenue and other
       current liabilities                  694,000             74,000          768,000                                   768,000
                                      -------------      -------------    -------------                             -------------
        Total current liabilities         5,274,000         36,348,000       41,622,000                                24,008,000

4% Convertible Notes                             --                 --               --      (1)     (13,400,000)      13,400,000
Long-term debt, less current portion             --          2,139,000        2,139,000      (1)        (161,000)              --
                                                                                             (3)       2,300,000
Long-term capital leases payable,
  less current portion                      188,000            194,000          382,000                                   382,000
Long-term deferred revenue and other
  long-term liabilities                      39,000          1,237,000        1,276,000      (3)         198,000        1,078,000
                                      -------------      -------------    -------------                             -------------
        Total liabilities                 5,501,000         39,918,000       45,419,000                                38,868,000
                                      -------------      -------------    -------------                             -------------

Stockholders' equity:
     Preferred stock                             --             85,000           85,000      (1)          85,000               --
     Common stock                             7,000                 --            7,000      (1)                            7,000
     Additional paid-in capital         146,187,000         86,295,000      232,482,000      (1)      86,295,000      146,187,000
     Accumulated deficit                (95,274,000)      (102,466,000)    (197,740,000)     (1)    (102,466,000)     (95,274,000)
     Note receivable from
       stockholder                         (186,000)                --         (186,000)                                 (186,000)
                                      -------------      -------------    -------------                             -------------
        Total stockholders' equity       50,734,000        (16,086,000)      34,648,000                                50,734,000
                                      -------------      -------------    -------------                             -------------

        Total liabilities and
          stockholders' equity        $  56,235,000      $  23,832,000    $  80,067,000                             $  89,602,000
                                      =============       =============    =============                             =============
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(1)  To record acquisition of MedUnite.

(2)  To record adjustment of fixed assets acquired to fair market value.

(3)  To reflect obligations of MedUnite waived by NDCHealth.

(4)  To record adjustment of intangible assets acquired to fair market value.

(5)  To reclass certain intangible assets for presentation purposes.

(a) This column is derived from the unaudited consolidated financial statements of ProxyMed, Inc. as of December 31, 2002 (before the consummation of the MedUnite acquisition).

(b) This column is derived from the audited financial statements of MedUnite, Inc. as of December 31, 2002.

     Amounts have been rounded to the nearest $1,000.